NEWS RELEASE

AEROFLEX ANNOUNCES THIRD QUARTER FISCAL 2014 RESULTS

PLAINVIEW, New York — May 7, 2014 -- Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of high performance microelectronic components, and test and measurement equipment, today announced its financial results for the third quarter of fiscal 2014, which ended March 31, 2014.

As announced on September 5, 2013, Aeroflex sold the net assets of Aeroflex Test Equipment Services (“ATES”), a division of its U.K. subsidiary, Aeroflex Limited, for $19.2 million in cash. The results of operations of ATES are reported as income from discontinued operations. Aeroflex’s prior period results have been adjusted to reflect this transaction. The results for the quarter include Shenick Network Systems Limited which was acquired for cash of $27.1 million on February 5, 2014. Shenick’s sales and result of operations were not significant in the quarter.

Aeroflex’s results from continuing operations for the third quarter of fiscal 2014 are discussed below:

•	Net sales were $155.5 million compared to $157.0 million in the third quarter of fiscal 2013.

•	Operating income was $15.1 million and income from continuing operations was $5.3 million, or $0.06 per share, compared to operating loss of $(3.1) million and loss from continuing operations of $(9.8) million, or $(0.12) per share, in the third quarter of fiscal 2013.

•	On a Non-GAAP basis, Adjusted EBITDA was $33.1 million compared to Adjusted EBITDA of $29.3 million in the third quarter of fiscal 2013. For the quarter, Non-GAAP operating income was $27.7 million compared to $24.0 million, and Non-GAAP net income was $14.4 million, or $0.17 per share, compared to $9.9 million, or $0.12 per share, last year.

“We continued to execute well and deliver solid financial results this quarter,” stated Len Borow, Chief Executive Officer of Aeroflex. “We had strength across many of our core markets, especially the ATS wireless business and, the AMS HiRel business which performed well in light of macro government-related headwinds. Our book to bill was solid again at approximately 1-to-1 which is positioning us well to deliver a strong fourth quarter.”

The following tables present selected financial information for the three and nine months ended March 31, 2014 and 2013 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). Prior fiscal year comparative information has been restated to present the operating results of ATES as a discontinued operation. A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release. The 32% Non-GAAP effective tax rate in the fiscal 2014 period and 33% in the fiscal 2013 period result from Aeroflex’s geographic mix of Non-GAAP pre-tax income. These rates were applied to Aeroflex’s Non-GAAP pre-tax income for the three and nine months periods ended March 31, 2014 and 2013, respectively.

Selected GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013

Net sales	$155,463	$157,042	$439,300	$446,549

Gross profit	82,912	79,793	223,710	226,073
Gross margin	53.3%	50.8%	50.9%	50.6%

Operating income (loss)	15,138	(3,080)	24,624	(4,029)

Income (loss) from continuing operations	5,326	(9,813)	2,498	(24,156)

Income from discontinued operations	-	424	14,462	1,373

Net income (loss)	$5,326	$(9,389)	$16,960	$(22,783)

Income (loss) per common share - basic:
Continuing operations	$0.06	$(0.12)	$0.03	$(0.28)
Discontinued operations	-	0.01	0.17	0.01
Net income (loss)	$0.06	$(0.11)	$0.20	$(0.27)

Income (loss) per common share - diluted:
Continuing operations	$0.06	$(0.12)	$0.03	$(0.28)
Discontinued operations	-	0.01	0.17	0.01
Net income (loss)	$0.06	$(0.11)	$0.20	$(0.27)

Weighted average number of common shares outstanding:
Basic	85,186	84,904	85,039	84,870
Diluted	85,411	84,904	85,290	84,870

Selected Non-GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
Net sales	$155,771	$157,042	$439,608	$446,549

Gross profit	83,655	80,036	225,347	226,697
Gross margin	53.7%	51.0%	51.3%	50.8%

Operating income	27,731	23,998	62,468	61,454

Net income	$14,360	$9,854	$28,404	$22,055

Net income per common share:
Basic	$0.17	$0.12	$0.33	$0.26
Diluted	$0.17	$0.12	$0.33	$0.26

Weighted average number of common shares outstanding:
Basic	85,186	84,904	85,039	84,870
Diluted	85,411	85,055	85,290	84,932

Adjusted EBITDA	$33,063	$29,252	$78,470	$76,549

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Business Outlook

For the fourth quarter ending June 30, 2014, Aeroflex expects net sales to be between $186 million and $196 million, GAAP income from continuing operations to be between $18 million and $21 million, Adjusted EBITDA to be between $48 million and $52 million, GAAP income from continuing operations per share to be between $0.21 and $0.25 and Non-GAAP net income per share to be between $0.28 and $0.31.

The range of expected GAAP and Non-GAAP earnings per share for the fiscal fourth quarter was calculated using GAAP and Non-GAAP effective tax rates of 28% and 32%, respectively.

Non-GAAP Presentation

This press release contains Non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of Non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these Non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar Non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 8:15 a.m. (eastern standard time) today, May 7th during which management will discuss the financial results. To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 63576965.

About Aeroflex

Aeroflex Holding Corp. is a leading global provider of high performance microelectronic components, and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

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Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy, financial results and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; changes in government spending; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; the failure of suppliers to provide raw materials and/or properly functioning component parts; the inability to meet covenants contained in debt agreements; the termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations, the Foreign Corrupt Practices Act and Conflict Minerals regulations, and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and embargoes, terrorist acts or acts of war. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements. Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change. Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:

Andrew Kaminsky

Aeroflex Holding Corp.

(516) 752-6401

andrew.kaminsky@aeroflex.com

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended March 31,
	2014	2013

Net sales	$155,463	$157,042
Cost of sales	72,551	77,249
Gross profit	82,912	79,793

Operating expenses:
Selling, general and administrative costs	36,534	37,239
Research and development costs	22,676	23,247
Amortization of acquired intangibles	7,234	13,991
Restructuring charges	1,330	396
ITAR settlement expense	-	8,000
Total operating expenses	67,774	82,873
Operating income (loss)	15,138	(3,080)

Other income (expense):
Interest expense	(7,116)	(9,448)
Other income (expense), net	(214)	(389)
Total other income (expense), net	(7,330)	(9,837)

Income (loss) from continuing operations before income taxes	7,808	(12,917)
Provision (benefit) for income taxes	2,482	(3,104)
Income (loss) from continuing operations	5,326	(9,813)

Discontinued operations:
Income from discontinued operations,
net of tax provision of $133	-	424

Net income (loss)	$5,326	$(9,389)

Income (loss) per common share - basic:
Continuing operations	$0.06	$(0.12)
Discontinued operations	-	0.01
Net income (loss)	$0.06	$(0.11)
Income (loss) per common share - diluted:
Continuing operations	$0.06	$(0.12)
Discontinued operations	-	0.01
Net income (loss)	$0.06	$(0.11)

Weighted average number of common shares outstanding:
Basic	85,186	84,904
Diluted	85,411	84,904

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Nine Months Ended March 31,
	2014	2013

Net sales	$439,300	$446,549
Cost of sales	215,590	220,476
Gross profit	223,710	226,073

Operating expenses:
Selling, general and administrative costs	103,714	109,186
Research and development costs	66,855	65,213
Amortization of acquired intangibles	24,964	42,634
Restructuring charges	3,553	3,729
Impairment of other long-lived assets	-	1,340
ITAR settlement expense	-	8,000
Total operating expenses	199,086	230,102
Operating income (loss)	24,624	(4,029)

Other income (expense):
Interest expense	(21,608)	(29,294)
Write-off of deferred financing costs	-	(824)
Other income (expense), net	(561)	(890)
Total other income (expense), net	(22,169)	(31,008)

Income (loss) from continuing operations before income taxes	2,455	(35,037)
Provision (benefit) for income taxes	(43)	(10,881)
Income (loss) from continuing operations	2,498	(24,156)

Discontinued operations:
Income from discontinued operations,
net of tax provision of $105 and $428	360	1,373
Gain on disposal of operations, net of tax of $0	14,102	-
Income from discontinued operations	14,462	1,373

Net income (loss)	$16,960	$(22,783)

Income (loss) per common share - basic:
Continuing operations	$0.03	$(0.28)
Discontinued operations	0.17	0.01
Net income (loss)	$0.20	$(0.27)
Income (loss) per common share - diluted:
Continuing operations	$0.03	$(0.28)
Discontinued operations	0.17	0.01
Net income (loss)	$0.20	$(0.27)

Weighted average number of common shares outstanding:
Basic	85,039	84,870
Diluted	85,290	84,870

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Unaudited Selected Segment Data

(In thousands, except percentages)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
Net sales:
Microelectronic solutions ("AMS")	$88,317	$89,864	$246,080	$251,237
Test solutions ("ATS")	67,146	67,178	193,220	195,312
Total net sales	$155,463	$157,042	$439,300	$446,549

Gross profit:
- AMS	$43,043	$43,349	$114,869	$122,060
- ATS	39,869	36,444	108,841	104,013
Total gross profit	$82,912	$79,793	$223,710	$226,073

Gross margin:
- AMS	48.7%	48.2%	46.7%	48.6%
- ATS	59.4%	54.2%	56.3%	53.3%
Total gross margin	53.3%	50.8%	50.9%	50.6%

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	March 31,	June 30,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$47,248	$39,424
Accounts receivable, less allowance for doubtful accounts of
$3,438 and $3,422	133,141	151,163
Inventories	171,341	156,516
Deferred income taxes	34,499	35,491
Prepaid expenses and other current assets	11,645	9,374
Total current assets	397,874	391,968

Property, plant and equipment, net of accumulated depreciation of
$125,344 and $122,479	103,591	101,546
Deferred financing costs, net	10,288	11,580
Other assets	31,002	31,886
Intangible assets with definite lives, net	55,530	65,552
Intangible assets with indefinite lives	113,156	110,779
Goodwill	326,402	315,643

Total assets	$1,037,843	$1,028,954

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$26,680	$34,768
Advance payments by customers and deferred revenue	29,213	23,490
Income taxes payable	5,486	12,003
Accrued payroll expenses	20,949	21,694
Accrued expenses and other current liabilities	34,761	37,184
Total current liabilities	117,089	129,139

Long-term debt	587,000	587,000
Deferred income taxes	58,447	67,296
Other long-term liabilities	19,046	23,061
Total liabilities	781,582	806,496

Stockholders' equity:
Preferred stock, par value $.01 per share; 50,000,000 shares authorized,
no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized,
85,208,703 and 84,936,582 shares issued and outstanding	852	849
Additional paid-in capital	653,870	651,950
Accumulated other comprehensive income (loss)	(28,486)	(43,406)
Accumulated deficit	(369,975)	(386,935)
Total stockholders' equity	256,261	222,458

Total liabilities and stockholders' equity	$1,037,843	$1,028,954

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	Nine Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$16,960	$(22,783)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Depreciation and amortization	43,119	59,880
Gain on disposal of operations	(14,102)	-
Impairment of other long-lived assets	-	1,340
Special accounts receivable reserve	-	2,529
Write-off of deferred financing costs	-	824
Deferred income taxes	(10,266)	(17,291)
Share-based compensation	3,632	2,610
Amortization of deferred financing costs	1,292	1,648
Other, net	217	606
Change in operating assets and liabilities, net of effects of acquisition and sale of businesses:
Decrease (increase) in accounts receivable	18,215	8,868
Decrease (increase) in inventories	(12,417)	(2,362)
Decrease (increase) in prepaid expenses and other assets	(969)	1,758
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(18,841)	5,473

Net cash provided by (used in) operating activities	26,840	43,100

Cash flows from investing activities:
Payments for purchase of business, net of cash acquired	(23,763)	-
Net proceeds from the sale of business	19,243	-
Proceeds from the sale of building held for sale	-	1,582
Capital expenditures	(16,980)	(14,311)
Other, net	198	572

Net cash provided by (used in) investing activities	(21,302)	(12,157)

Cash flows from financing activities:
Debt repayments	-	(35,000)
Other, net	(1,758)	(641)

Net cash provided by (used in) financing activities	(1,758)	(35,641)

Effect of exchange rate changes on cash and cash equivalents	4,044	(1,840)

Net increase (decrease) in cash and cash equivalents	7,824	(6,538)
Cash and cash equivalents at beginning of period	39,424	41,324

Cash and cash equivalents at end of period	$47,248	$34,786

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income

(In thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
Operating income (loss) - GAAP	$15,138	$(3,080)	$24,624	$(4,029)
Amortization of acquired intangibles	7,234	13,991	24,964	42,634
Restructuring related costs, including pro forma savings(a)	1,622	916	5,498	6,335
Impairment of other long-lived assets	-	-	-	1,340
ITAR settlement expense	-	8,000	-	8,000
Share-based compensation	1,620	1,243	3,632	2,610
Special accounts receivable reserve	-	2,529	-	2,529
Impact of purchase accounting adjustments	314	13	330	68
Other adjustments	1,803	386	3,420	1,967
Operating income - non-GAAP	$27,731	$23,998	$62,468	$61,454

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

 (In thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
Net income (loss) - GAAP	$5,326	$(9,389)	$16,960	$(22,783)
Income from discontinued operations	-	(424)	(14,462)	(1,373)
Income (loss) from continuing operations	5,326	(9,813)	2,498	(24,156)
Amortization of acquired intangibles	7,234	13,991	24,964	42,634
Restructuring related costs, including pro forma savings(a)	1,622	916	5,498	6,335
Impairment of other long-lived assets	-	-	-	1,340
ITAR settlement expense	-	8,000	-	8,000
Share-based compensation	1,620	1,243	3,632	2,610
Special accounts receivable reserve	-	2,529	-	2,529
Write-off of deferred financing costs	-	-	-	824
Amortization of deferred financing costs	434	547	1,292	1,648
Impact of purchase accounting adjustments	314	13	330	68
Other adjustments	1,803	386	3,426	1,967
Tax impact of adjustments	(3,993)	(7,958)	(13,236)	(21,744)
Net income - non-GAAP	$14,360	$9,854	$28,404	$22,055

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2014	2013	2014	2013

Net income (loss)	$5,326	$(9,389)	$16,960	$(22,783)
Income from discontinued operations	-	(424)	(14,462)	(1,373)
Income (loss) from continuing operations	5,326	(9,813)	2,498	(24,156)
Interest expense	7,116	9,448	21,608	29,294
Provision (benefit) for income taxes	2,482	(3,104)	(43)	(10,881)
Depreciation and amortization	13,357	20,024	43,119	59,711
EBITDA	28,281	16,555	67,182	53,968

Restructuring related costs, including pro forma savings(a)	1,622	916	5,498	6,335
Impairment of other long-lived assets	-	-	-	1,340
ITAR settlement expense	-	8,000	-	8,000
Share-based compensation	1,620	1,243	3,632	2,610
Special accounts receivable reserve	-	2,529	-	2,529
Write-off of deferred financing costs	-	-	-	824
Non-cash purchase accounting adjustments	308	-	308	-
Other defined items(b)	1,232	9	1,850	943
Adjusted EBITDA	$33,063	$29,252	$78,470	$76,549

(a)	Primarily reflects costs associated with the reorganization of our European operations and consolidation of certain of our U.S. operations. Pro forma savings reflect the costs that we estimate would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year. Pro forma savings were estimated to be $292,000 and $520,000 for the three months ended March 31, 2014 and 2013 and $1.9 million and $2.6 million for the nine months ended March 31, 2014 and 2013, respectively. The pro forma savings for the three months and nine months ended March 31, 2013 includes an additional $417,000 and $1.3 million which was not reflected in our Adjusted EBITDA as reported in our March 31, 2013 report on Form 10-Q as it relates to restructuring activities recorded throughout fiscal 2013.

(b)	Reflects other adjustments required in calculating our debt covenant compliance. These other defined items include legal fees related to certain litigation and business acquisition and divestiture related costs.

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